SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date of earliest event reported)   DECEMBER 22, 1995

                                    ENZON, INC.

                  (Exact  name  of  registrant  as  specified  in its charter)




       DELAWARE                    0-12957              22-237286
   (State or other jurisdiction   (Commission          (IRS Employer
       of incorporation)         File Number)          Identification)



        20 KINGSBRIDGE ROAD,  PISCATAWAY, NEW JERSEY    08854
          (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code    (908) 980-4500




     (Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS

     Enzon, Inc. ("Enzon" or the "Company") has granted Rhone-Poulenc Rorer Inc. ("RPR") a worldwide, non-exclusive license to use Enzon's Single-Chain Antigen-Binding ("SCA") protein technology for intracellular expression of SCA proteins and for targeted vectors in the field of cell and gene therapy. RPR Gencell, the cell and gene therapy division of RPR, is planning to apply this technology to its in vivo and ex vivo gene therapy programs in cancer, cardiovascular disease and immunology. RPR paid Enzon a $1,000,000 license fee and will make additional payments upon the achievement of specified product development milestones. RPR will also pay Enzon a royalty based upon sales of products incorporating the Enzon technology.




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                            SIGNATURES


     Pursuant to the  requirements  of the Securities Exchange Act of 1934,

the Registrant has duly caused this report  to  be  signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 7, 1996




                                              ENZON, INC.
                                             (Registrant)

                                   By:   /S/ KENNETH J. ZUERBLIS
                                         Kenneth J. Zuerblis
                                         Vice President, Finance
                                         and Chief Financial Officer